UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 22, 2017

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact Name of Registrant as Specified in Charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

23A Serangoon North Avenue 5, #01-01 K&S Corporate Headquarters, Singapore	554369
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On November 27, 2017, Kulicke & Soffa Industries, Inc. (the “Company”) announced that Jonathan H. Chou has stepped down as Executive Vice President, Chief Financial Officer and Principal Accounting Officer of the Company, effective immediately. Mr. Chou will remain with the Company until February 28, 2018, after which he will receive 18 months base salary and the other benefits applicable to a separation from service other than for “cause” pursuant to the Company’s Executive Severance Pay Plan. In addition, in accordance with the grant of 100,000 restricted share units (“RSUs”) to Mr. Chou on October 6, 2015, all of the remaining unvested RSUs (68,889 shares) from such grant will vest as per the terms of the grant award agreement.
Lester A. Wong has assumed the role of interim Chief Financial Officer and interim Principal Accounting Officer. Mr. Wong has been with the Company since 2011 and will continue to serve in his current role as the Company’s Senior Vice President, Legal Affairs and General Counsel. The Company is conducting a search for a permanent successor among internal and external candidates.
In connection with Mr. Wong’s appointment, he will be given a monthly stipend of S$10,000 (ten thousand Singapore dollars) in addition to his regular salary for the duration of the appointment. Additionally, on November 27, 2017, Mr. Wong will receive an equity award of S$300,000, consisting of fifty percent restricted share units (RSUs) and fifty percent performance share units (PSUs). Twenty-five percent of the PSUs will be measured using an organic growth metric, and the remainder will be measured using a relative Total Shareholder Return metric. The RSUs will vest over thirty-six months, with one-third vesting on each anniversary of the grant date. The PSUs will cliff vest thirty-six months from the grant date, with a payout between zero percent and two hundred percent of the number of PSUs granted based on the achievement of the specified metrics.
A copy of the Company’s press release announcing Mr. Chou’s departure and Mr. Wong’s appointment is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description
99.1	Press Release dated November 27, 2017

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KULICKE AND SOFFA INDUSTRIES, INC.

Date: November 27, 2017	By:	/s/ Fusen Chen
	Name:	Fusen Chen
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated November 27, 2017